SUPPLEMENT DATED JULY 9, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                               JNL(R) SERIES TRUST


The last paragraph at the end of the section entitled "THE SUB-ADVISER AND PORTFOLIO MANAGEMENT" should be deleted and replaced in its entirety with the following for the JNL/Oppenheimer Growth Fund:

The portfolio manager of the Fund is David Poiesz, who is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Poiesz is a Vice President of the Fund and a Senior Vice President of the OppenheimerFunds, Inc. Prior to joining the Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of River Rock, a tech-oriented hedge fund from 1999 to 2001 and portfolio manager at Jennison Associates from 1992 to 1999.

This Supplement is dated July 9, 2004.



(To be used with VC3656 Rev. 05/04, VC3657 Rev. 05/04, VC3723 Rev. 05/04, VC5825
05/04,  NV3174CE Rev. 05/04,  NV3784 Rev. 05/04,  VC4224 Rev. 05/04, NV4224 Rev.
05/04, VC5526 Rev. 05/04, NV5526 Rev. 05/04, NV5825 Rev. 05/04, FVC4224FT 05/04,
HR105 Rev. 05/04, and VC2440 Rev. 05/04.)

                                                                    V5856 7/04